 EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of RINO International Corporation (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008

/s/ Zou Dejun__________________
Zou Dejun
Chief Executive Officer

/s/ Bruce Richardson__________________
Bruce Richardson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to RINO International Corporation and will be retained by RINO International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.